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                                    AMENDMENT
                                     TO THE
                                LICENSE AGREEMENT
                                 BY AND BETWEEN
                                 HYBRIDON, INC.
                                       AND
                         YOON S. CHO-CHUNG, M.D., PH.D.

This Amendment, effective the 4th day of February, 2005, ("Effective Date") is an Amendment to the License Agreement dated the 30th day of October, 1995, (the "Agreement"), between Hybridon, Inc., a Delaware corporation, having its principle place of business at 345 Vassar Street, Cambridge, MA 02139 (hereinafter "HYBRIDON") and Yoon S. Cho-Chung, M.D., Ph.D. (hereinafter "CHO-CHUNG").

      WHEREAS Hybridon and Cho-Chung desire to reaffirm the terms and obligations of the Agreement and to amend the Agreement as defined under this Amendment hereto;

      NOW, THEREFORE, in consideration of the mutual agreement hereinafter set forth, Hybridon and Cho-Chung hereby agree to amend the Agreement as follows:

      In SECTION 8.1 (a) insert the following text immediately before `; and' at the end of this Section:

"and thereafter by an additional two periods of one (1) year each by paying CHO-CHUNG US$150,000 for each such extension Period, and thereafter by an additional four periods of one (1) year each by paying CHO-CHUNG US$175,000 for each such extension Period, and thereafter by an additional four periods of one
(1) year each by paying CHO-CHUNG US$200,000 for each such extension Period, all such payments to be paid in two equal installments due on June 30th and December 31st of each year"

      In ARTICLE XII. NOTICES - change the respective notice addresses to:

      For CHO-CHUNG:                    FOR HYBRIDON:

      Yoon S. Cho-Chung, M.D., Ph.D.    Hybridon, Inc.
                                        345 Vassar Street
                                        Cambridge, Massachusetts 02139
                                        ATTN.: Robert G. Andersen, CFO
                                        and VP Operations


         IN ALL OTHER RESPECTS, THE AGREEMENT REMAINS IN FULL FORCE AND EFFECT.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year set forth above.

HYBRIDON, INC.                             YOON S. CHO-CHUNG, M.D., PH.D.

By: /s/ Robert G. Andersen                 By: /s/ Yoon S. Cho-Chung
   ----------------------------------         ----------------------------------
Name: Robert G. Andersen                   Name: Yoon S. Cho-Chung, M.D., Ph.D.

Title: Chief Financial Officer and
       VP Operations

Date:     4 Feb. 2005                      Date:     4 Feb. 2005
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